Exhibit 99.1 SEACOR Marine Holdings Inc. (NYSE: SMHI) 29th Annual Pareto Securities Energy Conference John Gellert President & Chief Executive Officer 15 September 2022

Forward-Looking Statements Certain statements discussed in this release as well as in other reports, materials and oral statements that SEACOR Marine Holdings Inc. (“SEACOR Marine” or the “Company”) releases from time to time to the public constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “believe,” “plan,” “target,” “forecast” and similar expressions are intended to identify forward- looking statements. Such forward-looking statements concern management's expectations, strategic objectives, business prospects, anticipated economic performance and financial condition and other similar matters. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those anticipated or expected by the management of the Company. These statements are not guarantees of future performance and actual events or results may differ significantly from these statements. Actual events or results are subject to significant known and unknown risks, uncertainties and other important factors, many of which are beyond the Company's control. It should be understood that it is not possible to predict or identify all such factors. Consequently, the preceding should not be considered to be a complete discussion of all potential risks or uncertainties. Given these risk factors, investors and analysts should not place undue reliance on forward-looking statements. Forward-looking statements speak only as of the date of the document in which they are made. The Company disclaims any obligation or undertaking to provide any updates or revisions to any forward-looking statement to reflect any change in the Company's expectations or any change in events, conditions or circumstances on which the forward-looking statement is based, except as required by law. It is advisable, however, to consult any further disclosures the Company makes on related subjects in its filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K (if any). These statements constitute the Company's cautionary statements under the Private Securities Litigation Reform Act of 1995. Non-GAAP Financial Measures This presentation includes certain non-GAAP financial measures, including Direct Vessel Profit (defined as operating revenues less operating costs and expenses, “DVP”) when applied to individual vessels, fleet categories or the combined fleet. DVP is a critical financial measure used by the Company to analyze and compare the operating performance of its individual vessels, fleet categories, regions and combined fleet, without regard to financing decisions (depreciation for owned vessels vs. leased-in expense for leased-in vessels). DVP is also useful when comparing the Company’s fleet performance against those of our competitors who may have differing fleet financing structures. DVP has material limitations as an analytical tool in that it does not reflect all of the costs associated with the ownership and operation of our fleet, and it should not be considered in isolation or used as a substitute for our results as reported under GAAP. seacormarine.com 2

Table of Content 4 Company Overview 1 ESG Commitments & Goals 9 2 Market Update 3 16 Financial & Operational Highlights 24 4 5 Appendix 31 seacormarine.com 3

Company Overview

SEACOR Marine Overview

SEACOR MARINE

About Us

- Leading provider of marine and support transportation services to offshore energy facilities worldwide
- Listed on the NYSE (ticker: SMHI) with a market capitalization [(1)] of $180M
- Global presence across 5 continents and all major offshore basins

Value Proposition

- Serving a diverse customer base within the oil and gas and offshore wind markets
- Offering a diverse range of industry-leading offshore transport solutions that meets the full lifecycle needs of offshore energy
- Focus on leading by investing in technology to optimize safety, versatility, performance and sustainability

Philosophy

- Focused on capturing growth opportunities and early adoption of technology to meet customers energy production goals
- Disciplined capital allocation for highest return investments
- Active management of balance sheet with a comfortable debt service profile

Global Fleet

- Energy-efficient fleet focusing on environmentally sustainable practices
- One of the youngest fleet in the industry (9 years average age)
- Continuous fleet upgrading improves marketing success with focus on high-value services
- Selective acquisition of offshore assets and diversification provides offensive and defensive advantages

Financial Highlights

- Average utilization rate of 77% in Q2 2022, the highest since Q2 2014
- $99.6M revenues and $16.0M DVP in H1 2022[(2)]
- Increasing revenues, utilization and average dayrates reflect the continued buildup of demand for services
- H1 2022 results impacted by increased drydocking expenses and major repairs

(1) *As of September 9, 2022 market close.*

(2) *As of June 30, 2022. For continuing operations. DVP is a non-GAAP financial measure. See Slide 2 for a discussion of DVP. For reconciliation of referenced DVP to GAAP Operating Income (Loss), its more comparable GAAP measure, see SEACOR Marine's Form 10-Q for the three and six months ended June 30, 2022 filed with the Securities and Exchange Commission on August 3, 2022.*

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Global Presence 80 Total Vessels United States 16 2 AHTSs Middle East 17 5 FSVs 6 Liftboats Europe 4 1 AHTS 3 PSVs 9 FSVs Mexico 21 4 PSVs 2 Liftboats 5 PSVs 5 FSVs 1 Liftboat 15 PSVs South America 8 2 FSVs West Africa 14 6 PSVs 3 AHTSs 9 FSVs 2 PSVs As of June 30, 2022. seacormarine.com 6

Optimal Fleet Mix AHTS FSV PSV LB 6 Anchor Handling Towing Supply 30 Fast Supply Vessels 35 Platform Supply Vessels 9 Liftboats • Optimal mix of shallow water and • Perform plug and abandonment, • Crew transfer and fast cargo• Self-propelled, self-elevating work decommissioning work, supply role, platforms with presence in the U.S., deepwater fleet • Focused on premium market with standby safety, jackup support and Mexico and the Middle East vessels capable of over 30 knots • Fuel efficient application salvage speed• Increasing activity in the U.S. and • High optionality and operating Mexico • Modern fleet (7 years average age); • Includes 6 Fast-Catamarans leverage includes 9 hybrid power vessels (5 • Mission flexible: well intervention and • Market with improving economics • Two other operators in the U.S. with workover, plus and abandonment, years average age) no deliveries since 2012 decommissioning, offshore wind support and maintenance • Utilization rates are depressed, incremental activity accretive to • No orderbook in the U.S. market, last results vessel delivered in 2015 seacormarine.com 7

ESG Commitments & Goals

Reducing the Carbon Footprint ✓ Providing environmentally efficient operational practices to allow clients to meet their own environmental targets ✓ Alignment with international guidelines and regulations, including the Paris Climate Accord, the United Nations Sustainable Development Goals (SDG) and the International Maritime Organization (IMO) Sulphur Cap Working toward IMO GHG Reduction Targets Emissions Intensity GHG CO 2 2050 2030 2008 2008 Reducing the environmental impact by significant investments in hybrid 50% Reduction 40% Reduction in greenhouse gas emissions (GHG) in carbon intensity (CO ) 2 conversions and vessels ✓ Using alternative fuel sources to reduce ✓ Investing in real-time fuel tracking and emissions monitoring to better manage fuel consumption, emissions and vessel performance seacormarine.com 9

Investing in Green Technology ✓ Industry pioneer in the use of hybrid power ✓ Planning for renewable fuel use as supply becomes available ✓ Leveraging technology to move sector toward more environmentally efficient processes ✓ Continuing to invest in hybrid power solutions and green technologies to minimize environmental impact ✓ First to implement hybrid well stimulation technology. Own and operate the only active hybrid well stimulation vessel (1) ✓ Own and operate nearly 15% of the global fleet of 69 hybrid PSVs , offering solutions that reduce fuel consumption and emissions by up to 20%. Market leader in hybrid power PSVs with operating experience in the Americas, North Sea, Africa, Mediterranean and Middle East ✓ Received first ESS-LiBATTERY class notation from the American Bureau of Shipping in 2018 (1) Source: Clarksons World Offshore Register, Spinergie, SEACOR Marine (August 2022). seacormarine.com 10

Snapshot of Worldwide Hybrid Fleet Total of 164 Of the 164 Hybrid Hybrid Vessels Vessels, 69 are compared to 85 PSVs compared last year to 57 last year (12 (79 new units) additional units) Hybrid Average DWT is PSVs Hybrid Fleet 5,032 and deck 42% Other Hybrid area of 994 m² Vessels 58% 94% of the Hybrid Smallest Hybrid PSV fleet is PSV is 2,500 working DWT (2 new compared to small units active PSV under 4,000 utilization of 70% DWT) Source: Clarksons World Offshore Register, Spinergie, SEACOR Marine (August 2022). seacormarine.com 11

Decarbonization Strategies ✓ First focus on consuming and emitting less • Less weight • Hull growth • Power management • Load / route optimization ✓ OSV owner / customer communication and buy-in • Shared priorities and goals ✓ Carbon offsets • Identify carbon intensity and seek opportunities to offset ✓ Infrastructure build out for carbon alternatives • Long-term initiatives that require broad stakeholder engagement seacormarine.com 12

A Look to the Future ✓ Smaller, more specialized industry • More production from fewer platforms / pipelines ✓ Higher “emission” efficiency • Increased focus on tracking and reporting emissions ✓ Requirement to decommission old platforms and pipelines • Regulatory enforcement • Environmental benefits and emission reductions ✓ Growing service needs for alternative energy • Development of U.S. offshore wind • Carbon capture and other offshore projects seacormarine.com 13

New Offshore Windfarm Construction Contract ✓ SEACOR Marine has been awarded its first recent U.S. offshore windfarm project off the coast of Long Island, New York ✓ Southfork Wind Farm, a 50/50 JV between Ørsted and Eversource for 12 turbines that will generate 132 MW of clean energy ✓ Contract with Cashman Equipment Corp. for vessels begins November 1, 2022, for 60 days with extension options • Liftboat “Jill” • FSV “SEACOR Brave” ✓ Scope of work to include personnel accommodation, hydraulic drilling of the conduit as well as personnel and equipment transportation and other support services seacormarine.com 14

Market Update

OSV Market Conditions and Current Trends Strong Fundamentals ✓ High commodity prices generating significant cash flow for OSV customers ✓ Capex spending of public E&P companies remains restrained ✓ Limited additional supply of vessels: time in lay-up, technical specifications not meeting commercial requirements, age of vessels ✓ Shift away from Russia generally favors development of offshore areas: North Sea, Brazil, Gulf of Mexico, West Africa Inflation ✓ Labor availability and costs, spare parts Growing activity in offshore wind ✓ “Mature” market of North Sea plus planned developments in Asia and the U.S. Using new technologies to achieve “greener” operations ✓ Hybrid propulsion ✓ Dual fuel technologies seacormarine.com 16

Changes in the OSV Sector Industry contracting ✓ No new capital entering ✓ Insufficient operating returns to support / maintain current fleet Fewer owners ✓ No newbuilding orders for past several years and likely to continue operating fewer vessels Increased vessel specialization and technical sophistication ✓ Wider variety of work roles: personnel transport, offshore accommodation, walk-to-work, of higher subsea maintenance specification ✓ Longer distances of supply chains to deepwater fields changes logistics Growing requirements for local presence / registration ✓ Nigeria, Saudi Arabia, Mexico seacormarine.com 17

Global Utilization for PSVs and AHTSs Source: Clarksons Research (August 2022). seacormarine.com 18

Limited Supply of OSVs Source: Global Offshore Navigator Westwood & Braemar ACM Analysis (June 2022). seacormarine.com 19

North Sea: Example of Limited Additional Supply Source: Clarksons Research (September 2022). seacormarine.com 20

Limited Supply of OSVs: Lay-up Analysis 2019 2022 1,039 active PSVs 1,123 active PSVs (8% increase) Availability of laid up boats suitable for reactivation is OSV Global Utilization shrinking fast ▪ Laid up 2019: 468 PSVs (56% of laid up more than 15 years old) ▪ Laid up Aug. 2022: 358 PSVs (70% of laid up more than 15 years old) Lay-up PSV Fleet Analysis ▪ 352 ≥ 1,000 dwt PSVs in lay-up ▪ 77 are DP-1 ▪ 171 are DP-2 ▪ 94 have FiFi 1 or FiFi 2 ▪ 176 have a deck area of more than 600 m² ▪ 13 years average age ▪ Only 36 are less than 15 years old 1.7% Only 59 PSVs in lay-up have DP-2, FiFi 1 or FiFi 2 Global average age of laid up fleet 23 years of and deck area of more than 600 m² Global Fleet Source: Clarksons Research (August 2022). seacormarine.com 21

Demand for PSVs Number of Rigs, Year-End / YTD MODU Demand 2022 2020 2019 2021 % Change YTD 2022/21 Offshore Drilling Rig Demand North America 67 60 64 67 5% South & Central America 26 32 30 39 30% West Africa 29 15 20 24 20% Northwest Europe 61 44 50 61 22% Mediterranean 42 36 36 32 -11% Middle East / ISC 160 159 153 159 4% Asia Pacific 123 104 118 127 8% Global Demand 508 450 471 509 8% Total Jackup Demand 374 340 355 373 5% Total Floater Demand 134 110 116 136 17% Global % Utilization 78% 73% 79% 85% Increase in activity is not equal around the regions Active Floaters = 136 ✓ Latin America is seeing considerable growth (Brazil / Mexico) Active Jackups = 373 ✓ West Africa and North Sea are also seeing good growth Total = 509 ✓ Middle East and Asia have muted growth Out of Service MODUs = 76 ✓ Mediterranean is seeing a considerable drop in drilling demand Source: Clarksons Research (August 2022). seacormarine.com 22

Financial & Operational Highlights

Improving Dayrates and Fleet Utilization 90% 12,000 80% 77% 73% 10,000 70% 70% 68% 67% 64% 62% 60% 59% 8,000 57% 57% 57% 56% 56% 55% 54% 52% 51% 50% 44% 6,000 43% 40% 40% 33% 30% 4,000 26% 20% 2,000 10% 0 0% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 2017 2017 2017 2017 2018 2018 2018 2018 2019 2019 2019 2019 2020 2020 2020 2020 2021 2021 2021 2021 2022 2022 Average Fleet Dayrate Average Fleet Utilization As of June 30, 2022. For continuing operations. seacormarine.com 24

Backlog Supporting Growth (1) Contract Revenue SMHI JV $96.1m $23.3m $170.9m $38.8m $34.0m $74.4m $58.1m $38.3m 2022 2023 2024+ Total As of June 30, 2022. (1) Contract revenue backlog is our expectation of revenues to be generated from existing and uncompleted contracts assuming that such contracts are not cancelled, suspended or terminated prior to expiration of their current term or otherwise modified in a manner that would affect revenue expected under the contract. seacormarine.com 25

Flexibility and Stability Through Diversification Enhance growth opportunity: Offshore Oil & Gas + Offshore Wind Percentage of Revenue by Region Percentage of Revenue by Vessel Class 22% U.S. 6% AHTS 28% Africa & Europe 31% FSV 38% Supply 28% Middle East 23% Liftboats 22% Latin America 2% Other For the six months ended June 30, 2022. seacormarine.com 26

Steady & Diversified Asset Base Property, Plant and Equipment & Joint Venture Investments (in $ million) PP&E JV 2% AHTS 75.3 118.0 71.7 75.9 25% Liftboats 120.8 88.9 34% FSV 37% Supply 753.7 723.5 712.4 690.6 660.9 640.6 2% Construction in Progress 2017 2018 2019 2020 2021 H1 2022 As of June 30, 2022. For continuing operations. seacormarine.com 27

Balance Sheet Highlights (in $ million) June 30, 2022 Cash & Cash Equivalents 22.6 Restricted Cash 3.3 Available Liquidity 25.9 Net PP&E 690.6 Investment, at Equity, and Advances to Joint Ventures 75.9 (1) Outstanding Debt (Current and Long-Term) 384.8 SMHI Stockholders’ Equity 413.2 Non-Controlling Interests 0.3 (1) Outstanding Debt includes: (i) $125.0 million of unsecured Convertible Notes; (ii) $120.7 million of secured subsidiary debt guaranteed by SEACOR Marine; (iii) $133.6 million of secured sellers’ credit from shipyards; and (iv) $5.5 million of secured debt that is non-recourse to SEACOR Marine. seacormarine.com 28

Thank You and Q&A

Appendix

Promoting Ocean Health & Minimizing Waste ✓ Protecting and preserving a healthy marine environment ✓ Conducting environmental impact risk assessments to ensure minimal impact on ocean health ✓ Conducting comprehensive research on waste production ✓ Implementation of effective waste reduction programs and education campaigns ✓ 100% vessel compliance with Ballast Water Treatment System fitting requirements under the IMO Ballast Water Management Convention ✓ Utilization of an online ✓ Introduction of “Safe ✓ Introduction of ✓ Introduction of policies Water on Board” platform to collect and and procedures around onboard biodegradable drinking water filtration cleaning liquids to analyze onboard food single-use products to and conditioning reduce use of consumption and minimize waste and systems to eliminate environmentally introduction of quality ensure reusable and/or training to minimize plastic water waste harmful cleaning liquids or rechargeable items food waste are chosen when and associated plastic packaging available seacormarine.com 31

Deepening our Commitment to Diversity, Equity & Inclusion ✓ Ensuring diversity fuels innovation to bring measurable benefit to all facets of operation ✓ Diversity, Equity and Inclusion Committee engagement to ensure employees from every background have access to equal and diversified employment opportunities OUR PEOPLE Maintaining a Safety-First Culture ✓ Committed to prioritizing safety and well-being of employees, communities and clients ✓ Safety-first culture focused on training (510,000 yearly average HSE hours) and compliance Supporting Employee Well-Being ✓ Committed to supporting and improving employee experience ✓ Installation of Hygensea hydroxyl ✓ Investments in increased generators into vessel HVAC broadband connectivity onboard systems to combat airborne vessels to improve seafarer viruses comfort seacormarine.com 32

Management Team John Gellert President & Chief Executive Officer John Gellert is Chief Executive Officer and President of SEACOR Marine Holdings Inc. and a member of the company’s board of directors. Previously, he served as the Co-Chief Operating Officer of SEACOR Holdings Inc. in 2015, before being appointed CEO and President in 2017. Mr. Gellert has had a long career with SEACOR, where he started as a financial and market analyst after graduating from college. Since June 1992, when Mr. Gellert joined SEACOR Holdings, until July 2005, he held various financial, analytical, chartering and marketing roles within SEACOR Holdings. Following the acquisition of offshore assets from Compagnie Nationale de Navigation in 1995, over the next five years, he had a series of international appointments with both marketing and operating responsibilities in Europe, West Africa, and Southeast Asia. From 2000 to 2004, Mr. Gellert served as a Vice President in charge of worldwide chartering. From May 2004 to February 2015, he was Senior Vice President of SEACOR Holdings Inc. In July 2005, Mr. Gellert was appointed President of SEACOR Holdings Inc.’s Offshore Marine Services segment, a capacity in which he served until his current appointment. Mr. Gellert is an officer and director of certain company subsidiaries. Mr. Gellert serves as Vice Chairman of the Board at National Ocean Industries Association and as Member of Executive Council at Cohesive Capital Management, L.P. Mr. Gellert graduated from Harvard College. Jesus Llorca Executive Vice President & Chief Financial Officer As Executive Vice President and Chief Financial Officer of SEACOR Marine since April 2018, Jesús Llorca brings over 17 years of industry experience and critical knowledge of the company’s operations, finances and strategies to his role. Previously, he served as the company’s Executive Vice President of Corporate Development since June 1, 2017. Mr. Llorca also held the position of Vice President of SEACOR Holdings Inc. from May 2007 to May 2017. From 2004 to 2007, Mr. Llorca worked in the corporate group of SEACOR Holdings assisting the General Counsel. From 2000 to 2004, he held the position of Manager at Nabors Drilling. Mr. Llorca graduated from ICAD with degrees in business and law. Gregory Rossmiller Senior Vice President & Chief Accounting Officer In a career that spans over 20 years, Gregory Rossmiller joined SEACOR Marine as Senior Vice President and Chief Accounting Officer on April 17, 2018. Previously, he held the position of Chief Financial Officer, North America, for Applus Energy and Industry, a division of Applus Services S.A., since June 2009. From 2005 to 2009, Mr. Rossmiller was Corporate Controller of Pride International, one of the world’s largest drilling contractors, providing onshore and offshore drilling, workover and related services in more than 20 countries. From 2000 to 2005, Mr. Rossmiller was Controller of Nabors Drilling International Limited, a subsidiary of Nabors Industries, Ltd. He also held the position of Assistant Controller from 1997 to 2000 at the same company. Prior to that, he held audit positions with Cooper Industries and with the accounting firm of Deloitte & Touche. Mr. Rossmiller attended Harvard Business School. seacormarine.com 33

Management Team Andrew H. Everett, II Senior Vice President, General Counsel & Corporate Secretary Andrew Everett is Senior Vice President, General Counsel and Secretary of SEACOR Marine, a position he has held since joining the company on January 22, 2018. Prior to working at SEACOR Marine, Mr. Everett was an associate in the Global Corporate Group of Milbank, Tweed, Hadley & McCloy LLP from 2008 until 2018. Mr. Everett received his J.D. from Boston College Law School and B.S. from Bentley University. Tim Clerc Vice President of Engineering As Vice President of Engineering at SEACOR Marine, Tim Clerc is responsible for the conception, design and technical appraisal for SEACOR Marine’s offshore fleet new constructions both in the U.S. and Overseas. Additionally, he is responsible for new construction supervision, major conversions, approval and acceptance of the completed vessels. Together with his team, Mr. Clerc was recently responsible for delivering the first Hybrid Platform Support Vessels both in Asia and the Americas. Mr. Clerc has been directly involved in the Marine Industry since 1969, first as an Engineering Officer Cadet and subsequently rising to the rank of Chief Engineer in the British Merchant Navy serving on many types of vessels. Having transferred from his seagoing duties in the early 1990s, Mr. Clerc was responsible for Project Management, Technical Superintendency and latterly as New Construction Manager for projects both in Norway and Japan before joining SEACOR Marine in 2000. Mr. Clerc was educated at HMS Conway, Riversdale College of Technology and South Shields Marine and Technical School where he gained the Department of Trade First Class Certificate of Competency. He is a Member of the Institute of Marine Engineering, Science and Technology, an Incorporated Marine Engineer and an Incorporated Engineer registered with the Engineering Council. In addition, Mr. Clerc is a Member of the American Bureau of Shipping also sitting on various ABS Technical committees including Marine Technical Committee, the Special Committee on Ship Operations, and the Special Committee on Small Vessels. Philippe Wulfers Vice President of Finance Philippe Wulfers joined SEACOR Marine as Vice President of Finance on April 1, 2022. Prior to working at SEACOR Marine, Mr. Wulfers held the position of Corporate Finance Manager at SBM Offshore, one of the world’s largest providers of deepwater floating production solutions. Mr. Wulfers also brings 13 years of corporate and investment banking experience with a focus on maritime infrastructure and offshore energy in the Americas from his time at DNB Bank and DVB Bank. Mr. Wulfers received his MBA in Finance and Strategy from New York University, Stern School of Business. seacormarine.com 34